UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Quality Growth Fund Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of shareholder reports from The Jensen Quality Growth Fund, Inc. (“the Fund”) like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-992-4144 or by send an e-mail request to funds@jenseninvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund, Inc. (the “Fund”) – Class I Shares – returned 8.55% for the six months ended November 30, 2018, compared to a return of 3.02% for the Standard & Poor’s 500 Index over this period. Please see pages 3 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
For the six months ended November 30, 2018, market returns can be broken into two periods, the first up to the market peak at the end of September and the second thereafter.

After a relatively calm market performance in 2017, volatility impacted the markets more noticeably in February and March of 2018 and, after a period of relative calm, once again more visibly beginning in October. One indicator of the increasing volatility is the number of days that the market return of the S&P 500 was greater or less than 1%. During all of 2017, there were only eight such days and this trend was repeated during the first four months of the reporting period. However, as concerns about a rising interest rate environment, the threat of a global trade war and overall geopolitical issues received more focus, the number of trading days that saw the market swing by more than 1% increased to 18 in just the months of October and November.

Offsetting, and perhaps in reaction to, the increase in volatility was a notable shift toward quality. We define high quality stocks as those rated A- or above within S&P’s Quality and Dividend rankings. Reflecting this environment, there was conspicuous outperformance of these stocks in the Fund for the six months ended November 30, 2018, a sign of a shift to quality that can typically take hold during more volatile markets that benefits investors in quality stocks.

The Effect at Jensen
During the period, specific stock selection added value in the Information Technology and Materials sectors, while detracting from returns primarily in the Health Care sector. From a sector perspective, our relative overweight in Health Care as well as our lack of presence in the Energy sector added value. Typically, very few companies in the Energy sector qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity.

Leading contributors to performance during the period were PepsiCo, Johnson & Johnson and Becton Dickinson, all of which continued to issue reasonably strong earnings reports and reassuring guidance despite the uncertain economic climate. These companies also tend to perform well in volatile markets, so we are not surprised that their stock prices held up reasonably well over the last six months.

Significant detractors from the Fund’s performance for the period included Linde (held as Praxair prior to merger) and Cognizant Technology Solutions, as the market reacted to concerns about slowing growth and future guidance.

The Jensen Investment Committee is continuing to evaluate the merger of Linde and Praxair in an effort to determine whether any change is warranted in the investment position currently held by the Fund. We believe that the investment thesis for the industrial gas industry remains compelling due to strong competitive advantages and the oligopolistic nature of the industry combined with good growth and cash flow prospects.

While recent revenue growth for Cognizant Technology Solutions reflected a continuation of recent slower growth trends, the company remains well positioned with its customers and is further transitioning its operating model to address opportunities in cloud, analytics and artificial intelligence. We believe the evolution of the company will continue to be positive and offer future growth opportunities, although we have positioned our investment in the company toward the lower end of the Fund in recognition of the uncertainty generated by the ongoing changes to the business model.

We are constantly evaluating the businesses owned by the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations as well as valuation opportunities and overall risk profiles for our companies.

Fund Additions and Eliminations
During the period, Jensen completed the purchase of Pfizer and the sale of Broadridge Financial Solutions. Both of these trades commenced in late May but were not completed until early in the reporting period. These changes were in addition to normal add and trim trades during the period that were executed to take advantage of valuation opportunities. A brief synopsis of the changes follows:

Broadridge Financial Solutions (BR) is a North American market leader in investor communications and trade processing. The company works with broker-dealers, corporate issuers, and investors to facilitate nearly 80% of domestic proxy voting. Broadridge’s role in managing this cumbersome and complex process for its clients results in high switching costs, as evidenced by its approximately 98% customer retention rate. The company’s shares appreciated rapidly after our initial purchase in 2017, resulting in a stock price in excess of our full value estimate. In keeping with our valuation discipline, we liquidated the position despite a relatively short holding period of approximately

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	1

one year. We continue to monitor Broadridge from our ‘bench’ of fully vetted companies and would consider adding it back to the portfolio under the right circumstances.

Pfizer (PFE) is a global biopharmaceutical company, operating a broad set of businesses including Pharmaceuticals, Biosimilars, and Consumer Healthcare. The investment case for Pfizer is bolstered by its diversified drug portfolio and an underappreciated drug pipeline. The company benefits from longstanding competitive advantages including drug development resources, intellectual property protection, and a global distribution infrastructure. We do not expect explosive growth from Pfizer, but our analysis indicates the company is nearing an inflection point in which visible top-line growth headwinds abate and revenues should be enhanced by contributions from the company’s drug pipeline.

The Jensen Outlook
As we move into 2019, the market environment looks likely to be characterized by the more pronounced volatility that has been prevalent since the beginning of October. Indeed, as noted earlier for the reporting period, market movements of greater than 1% in the S&P 500 have continued since November 30: December alone has had 10 such days. These types of market gyrations seem likely to continue given the ongoing economic and geopolitical concerns that confront investors as they attempt to determine where the markets are headed and which investments to pursue in the face of such concerns.

Overall, the economic backdrop would appear to be generally positive given reasonable domestic growth, low employment and rising wages. Global developed economies and larger emerging economies are expected to show real gains for 2018 and appear positioned for continued growth in the coming year as well, albeit their rates of growth may slow.

Nonetheless, concerns remain and they may offset the solid economic picture noted above. The US Federal Reserve raised the Fed Funds rate again in early December, marking the tenth overall increase in the current tightening cycle with additional increases expected in 2019. At the same time, the Fed is unwinding the increases in its balance sheet that were accumulated during the period of Quantitative Easing. Combined with global trade uncertainty, a changing geopolitical landscape in the UK, Germany and other countries along with what is almost certain to be higher geopolitical dysfunction domestically, the overall conditions appear primed to sustain continuing volatility in the stock markets.

As we consider these matters, we believe that our long-term focus on risk management remains as important as ever. We believe that our companies our well positioned to continue executing their strategic initiatives, allowing them to maintain strong records of accomplishment of persistent growing free cash flow. Such cash flows are consistently reinvested in future growth opportunities as well as rewarding shareholders in the form of dividends and strategic share buybacks.

Regardless of what happens in 2019 and beyond, we believe that paying attention to company fundamentals helps Fund shareholders manage risk. Our goal is to provide a measure of capital protection in volatile markets while also offering the opportunity for long-term capital appreciation.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2018 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

S&P Quality Rankings: S&P analyzes about 4,000 stocks traded on the NYSE, AMEX and Nasdaq exchange based upon each firm’s per-share earnings and dividend records, then recalculates “core earnings” by backing out certain items (extraordinary items, discontinued operations, impairment charges, etc.) Figures are also adjusted for changes in rates of earnings/dividend growth, stability over a long-term trend and cyclicality. S&P then divides stocks into a quality category matrix, rating each stock from A+ to D, basing ratings upon each individual company’s growth and stability of earnings and dividends.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

2	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2018	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	11.46%	14.98%	12.28%	13.91%
S&P 500 Stock Index	6.27%	12.16%	11.12%	14.32%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2008 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	3

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs.The S&P 500

Average Annual Returns – For periods ended November 30, 2018	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	11.05%	14.56%	11.87%	13.57%
S&P 500 Stock Index	6.27%	12.16%	11.12%	14.32%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2008 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2018	1 year	3 years	5 years	10 years

Jensen Quality Growth Fund - Class I	11.77%	15.28%	12.56%	14.22%
S&P 500 Stock Index	6.27%	12.16%	11.12%	14.32%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on November 30, 2008 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	5

Jensen Quality Growth Fund - Class Y (Unaudited)

Total Returns vs. The S&P 500

Average Annual Total Returns – For periods ended November 30, 2018	1 Year	Since Inception (September 30, 2016)
Jensen Quality Growth Fund - Class Y	11.82%	16.74%
S&P 500 Stock Index	6.27%	14.04%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Investments by Sector as of November 30, 2018
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	7

Statement of Assets & Liabilities
Period Ended November 30, 2018 (Unaudited)

Assets:
Investment, at value (cost $3,632,541,752)	$6,805,978,352
Income receivable	13,641,655
Receivable for capital stock issued	7,626,566
Other assets	96,927
Total assets	6,827,343,500

Liabilities:
Payable to Investment Adviser	2,843,604
Payable for capital stock redeemed	6,695,735
Accrued distribution fees	897,383
Accrued director fees	54,401
Accrued custodian fees	68,776
Accrued expenses and other liabilities	1,501,128
Total liabilities	12,061,027
Total Net Assets	$6,815,282,473

Net Assets Consist of:
Capital stock	3,063,649,046
Total distributable earnings	3,751,633,427
Total Net Assets	$6,815,282,473

Net Assets Consist of:
Class J Shares
Net Assets	$2,726,241,306
Shares outstanding	52,763,632
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized)	$51.67

Class R Shares
Net Assets	$30,968,412
Shares outstanding	602,451
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$51.40

Class I Shares
Net Assets	$3,339,338,195
Shares outstanding	64,596,005
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$51.70

Class Y Shares
Net Assets	$718,734,560
Shares outstanding	13,903,827
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$51.69

The accompanying notes are an integral part of these financial statements.

8	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Schedule of Investments
November 30, 2018 (Unaudited) (showing percentage of total net assets)

Common Stocks - 95.66%

shares	Aerospace & Defense - 4.66%	value
2,609,000	United Technologies Corporation	$317,880,560

shares	Air Freight & Logistics - 2.24%	value
1,326,000	United Parcel Service, Inc. - Class B	152,874,540

shares	Beverages - 6.20%	value
3,467,000	PepsiCo, Inc.	422,765,980

shares	Chemicals - 10.06%	value
2,220,000	Ecolab, Inc.	356,287,800
2,069,000	Linde PLC (a)	329,074,450
		685,362,250

shares	Electrical Equipment - 2.17%	value
2,187,000	Emerson Electric Company	147,666,240

shares	Electronic Equipment, Instruments & Components - 2.44%	value
1,892,000	Amphenol Corporation - Class A	166,382,480

shares	Health Care Equipment & Supplies - 10.96%	value
1,692,000	Becton Dickinson & Company	427,653,000
1,821,000	Stryker Corporation	319,512,660
		747,165,660

shares	Health Care Providers & Services - 5.52%	value
1,336,000	UnitedHealth Group, Inc.	375,896,960

shares	Household Products - 3.38%	value
2,434,000	The Procter & Gamble Company	230,037,340

shares	Industrial Conglomerates - 4.29%	value
1,406,600	3M Company	292,460,272

shares	Interactive Media & Services - 3.11%	value
191,000	Alphabet, Inc. - Class A (b)	211,943,150

shares	IT Services - 8.51%	value
1,503,000	Accenture PLC - Class A (a)	247,273,560
2,355,000	Cognizant Technology Solutions
	Corporation - Class A	167,746,650
821,000	Mastercard, Inc. - Class A	165,078,470
		580,098,680

shares	Life Sciences Tools & Services - 2.53%	value
868,300	Waters Corporation (b)	172,427,014

shares	Media - 2.88%	value
2,547,000	Omnicom Group, Inc.	196,042,590

shares	Pharmaceuticals - 7.42%	value
2,078,000	Johnson & Johnson	305,258,200
4,339,000	Pfizer, Inc.	200,591,970
		505,850,170

shares	Software - 12.74%	value
885,000	Intuit, Inc.	189,859,050
3,436,000	Microsoft Corporation	381,018,040
6,095,000	Oracle Corporation	297,192,200
		868,069,290

shares	Specialty Retail - 1.94%	value
2,710,600	The TJX Companies, Inc.	132,412,810

shares	Technology Hardware, Storage & Peripherals - 2.85%	value
1,087,000	Apple, Inc.	194,116,460

shares	Textiles, Apparel & Luxury Goods - 1.76%	value
1,597,000	NIKE, Inc. - Class B	119,966,640

Total Common Stocks		value
(Cost $3,345,982,486)		6,519,419,086

The accompanying footnotes are an integral part of the financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	9

Schedule of Investments continued
November 30, 2018 (Unaudited) (showing percentage of total net assets)

Short-Term Investment - 4.20%

shares	Money Market Fund - 4.20%	value
286,559,266	First American Treasury
	Obligations Fund - Class X, 2.14% (c)	286,559,266

Total Short-Term Investment		value
(Cost $286,559,266)		286,559,266

Total Investments		value
(Cost $3,632,541,752) - 99.86%		6,805,978,352
Other Assets in Excess of Liabilities - 0.14%		9,304,121
TOTAL NET ASSETS - 100.00%		$6,815,282,473

Percentages are stated as a percent of net assets.
(a)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 8.46% as a percentage of net assets.
(b)	Non-income producing security.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2018.

The accompanying footnotes are an integral part of the financial statements.

10	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)

Investment Income:
Dividend income	$56,333,931
Interest income	2,182,061
Total investment income	58,515,992

Expenses:
Investment advisory fees	16,396,808
12b-1 - Class J	3,356,010
Administration fees	1,047,807
Shareholder servicing fees - Class I	934,428
Sub-transfer agent expenses - Class J	772,181
Custody fees	197,141
Fund Accounting fees	185,061
Reports to shareholders - Class I	115,778
Directors’ fees and expenses	112,869
Federal and state registration fees	93,647
Transfer agent fees - Class I	83,297
12b-1 fees - Class R	79,805
Reports to shareholders - Class J	71,680
Professional fees	60,923
Transfer Agent fees - Class J	60,887
Other	60,399
Transfer agent expenses	52,742
Shareholder servicing fees - Class R	28,026
Reports to shareholders - Class Y	4,189
Reports to shareholders - Class R	1,448
Transfer agent fees - Class R	1,080
Transfer agent fees - Class Y	974
Total expenses	23,717,180

Net Investment Income	34,798,812

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	282,452,586
Change in unrealized appreciation on investments	219,407,100
Net realized and unrealized gain on investments	501,859,686

Net Increase in Net Assets Resulting
from Operations	$536,658,498

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

Operations:	Six Months Ended November 30, 2018 (unaudited)	Year Ended May 31, 2018
Net investment income	34,798,812	69,013,380
Net realized gain on investment
transactions	282,452,586	379,440,936
Change in unrealized appreciation
on investments	219,407,100	387,963,164
Net increase in net assets
resulting from operations	536,658,498	836,417,480

Capital Share Transactions:	Six Months Ended November 30, 2018 (unaudited)	Year Ended May 31, 2018
Shares Sold - Class J	215,481,928	318,777,023
Shares Sold - Class R	2,537,108	11,103,721
Shares Sold - Class I	382,157,336	601,695,778
Shares Sold - Class Y	194,865,908	133,538,669
Shares issued in reinvestment of
dividends - Class J	11,503,077	85,647,642
Shares issued in reinvestment of
dividends - Class R	78,908	967,593
Shares issued in reinvestment of
dividends - Class I	17,128,407	104,958,206
Shares issued in reinvestment of
dividends - Class Y	3,060,044	16,537,081
Shares redeemed - Class J	(297,684,224)	(672,727,820)
Shares redeemed - Class R	(5,657,121)	(10,941,650)
Shares redeemed - Class I	(577,534,427)	(807,098,857)
Shares redeemed - Class Y	(57,129,904)	(103,110,798)
Net decrease	(111,192,960)	(320,653,412)

Dividends and Distributions to Shareholders:	Six Months Ended November 30, 2018 (unaudited)	Year Ended May 31, 2018
Net dividends and distributions to
shareholders - Class J	(11,789,642)	(87,149,019)
Net dividends and distributions to
shareholders - Class R	(79,324)	(972,120)
Net dividends and distributions to
shareholders - Class I	(19,080,975)	(112,196,567)
Net dividends and distributions to
shareholders - Class Y	(3,469,324)	(17,064,479)
Total dividends and distributions	(34,419,265)	(217,382,185)(1)

Increase in Net Assets	Six Months Ended November 30, 2018 (unaudited)	Year Ended May 31, 2018
	391,046,273	298,381,883

Net Assets:	Six Months Ended November 30, 2018 (unaudited)	Year Ended May 31, 2018
Beginning of Period	6,424,236,200	6,125,854,317
End of Period	$6,815,282,473	$6,424,236,200(2)

(1)	Includes net investment income distributions of $24,194,817, $174,830, $37,011,500 and $5,824,051 and net realized gain distributions of $62,954,202, $797,290, $75,185,067 and $11,240,428 for Class J, Class R, Class I and Class Y, respectively.
(2)	Includes accumulated net investment income of $13,768,569.

The accompanying notes are an integral part of these financial statements.

12	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Financial Highlights
Class J

Per Share Data:	six months ended November 30, 2018 (unaudited)	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016	year ended May 31, 2015	year ended May 31, 2014
Net asset value, beginning of period	$47.87	$43.44	$38.78	$40.88	$38.33	$33.98
Income from investment operations:
Net investment income(1)	0.23	0.44	0.45	0.46	0.44	0.37
Net realized and unrealized gains on investments	3.79	5.49	6.00	1.72	4.14	5.52
Total from investment operations	4.02	5.93	6.45	2.18	4.58	5.89
Less distributions:
Dividends from net investment income	(0.22)	(0.41)	(0.43)	(0.49)	(0.40)	(0.35)
Distributions from capital gains	—	(1.09)	(1.36)	(3.79)	(1.63)	(1.19)
Total distributions	$(0.22)	$(1.50)	$(1.79)	$(4.28)	$(2.03)	$(1.54)
Net asset value, end of period	$51.67	$47.87	$43.44	$38.78	$40.88	$38.33
Total return(2)	8.41%	13.77%	17.12%	5.99%	12.07%	17.57%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,726,241	$2,594,126	$2,604,964	$2,317,939	$2,273,979	$2,447,876
Ratio of expenses to average net assets(3)	0.86%	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment income to
average net assets(3)	0.89%	0.92%	1.12%	1.18%	1.08%	1.00%
Portfolio turnover rate(2)	2.14%	9.06%	6.80%	14.12%	14.42%	14.10%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2018
(3)	Annualized for the six months ended November 30, 2018

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	13

Financial Highlights
Class R

Per Share Data:	six months ended November 30, 2018 (unaudited)	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016	year ended May 31, 2015	year ended May 31, 2014
Net asset value, beginning of period	$47.62	$43.23	$38.59	$40.69	$38.16	$33.83
Income from investment operations:
Net investment income(1)	0.12	0.26	0.29	0.32	0.28	0.23
Net realized and unrealized gains on investments	3.78	5.47	5.98	1.72	4.14	5.50
Total from investment operations	3.90	5.73	6.27	2.04	4.42	5.73
Less distributions:
Dividends from net investment income	(0.12)	(0.25)	(0.27)	(0.35)	(0.26)	(0.21)
Distributions from capital gains	—	(1.09)	(1.36)	(3.79)	(1.63)	(1.19)
Total distributions	$(0.12)	$(1.34)	$(1.63)	$(4.14)	$(1.89)	$(1.40)
Net asset value, end of period	$51.40	$47.62	$43.23	$38.59	$40.69	$38.16
Total return(2)	8.20%	13.34%	16.69%	5.63%	11.67%	17.13%
Supplemental data and ratios:
Net assets, end of period (000’s)	$30,968	$31,597	$27,300	$29,181	$38,976	$50,478
Ratio of expenses to average net assets(3)	1.24%	1.24%	1.24%	1.22%	1.22%	1.25%
Ratio of net investment income to
average net assets(3)	0.50%	0.56%	0.75%	0.83%	0.71%	0.63%
Portfolio turnover rate(2)	2.14%	9.06%	6.80%	14.12%	14.42%	14.10%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2018
(3)	Annualized for the six months ended November 30, 2018

The accompanying notes are an integral part of these financial statements.

14	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Financial Highlights
Class I

Per Share Data:	six months ended November 30, 2018 (unaudited)	year ended May 31, 2018	year ended May 31, 2017	year ended May 31, 2016	year ended May 31, 2015	year ended May 31, 2014
Net asset value, beginning of period	$47.90	$43.46	$38.80	$40.90	$38.35	$34.00
Income from investment operations:
Net investment income(1)	0.29	0.55	0.56	0.56	0.53	0.46
Net realized and unrealized gains on investments	3.80	5.51	6.00	1.72	4.14	5.53
Total from investment operations	4.09	6.06	6.56	2.28	4.67	5.99
Less distributions:
Dividends from net investment income	(0.29)	(0.53)	(0.54)	(0.59)	(0.49)	(0.45)
Distributions from capital gains	—	(1.09)	(1.36)	(3.79)	(1.63)	(1.19)
Total distributions	$(0.29)	$(1.62)	$(1.90)	$(4.38)	$(2.12)	$(1.64)
Net asset value, end of period	$51.70	$47.90	$43.46	$38.80	$40.90	$38.35
Total return(2)	8.55%	14.08%	17.42%	6.25%	12.32%	17.87%
Supplemental data and ratios:
Net assets, end of period (000’s)	$3,339,338	$3,261,893	$3,052,698	$2,799,657	$3,062,182	$2,821,194
Ratio of expenses to average net assets(3)	0.61%	0.62%	0.60%	0.63%	0.62%	0.63%
Ratio of net investment income to average net assets(3)	1.13%	1.18%	1.38%	1.42%	1.33%	1.25%
Portfolio turnover rate(2)	2.14%	9.06%	6.80%	14.12%	14.42%	14.10%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2018
(3)	Annualized for the six months ended November 30, 2018

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	15

Financial Highlights
Class Y

Per Share Data:	six months ended November 30, 2018 (unaudited)	year ended May 31, 2018	September 30, 2016(1) through May 31, 2017
Net asset value, beginning of period	$47.90	$43.46	$40.12
Income from investment operations:
Net investment income(2)	0.31	0.58	0.34
Net realized and unrealized gains on investments	3.79	5.51	4.65
Total from investment operations	4.10	6.09	4.99
Less distributions:
Dividends from net investment income	(0.31)	(0.56)	(0.29)
Distributions from capital gains	—	(1.09)	(1.36)
Total distributions	$(0.31)	$(1.65)	$(1.65)
Net asset value, end of period	$51.69	$47.90	$43.46
Total return(3)	8.57%	14.16%	12.85%
Supplemental data and ratios:
Net assets, end of period (000’s)	$718,735	$536,621	$440,892
Ratio of expenses to average net assets(4)	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets(4)	1.24%	1.25%	1.55%
Portfolio turnover rate(3)	2.14%	9.06%	6.80%

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(3)	Not annualized for the six months ended November 30, 2018
(4)	Annualized for the six months ended November 30, 2018

The accompanying notes are an integral part of these financial statements.

16	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Notes to the Financial Statements
November 30, 2018 (unaudited)

1. Organization and Significant Accounting Policies

The Jensen Quality Growth Fund Inc. (the “Fund”), was organized as an Oregon corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective March 1, 2018, the name of the Fund was changed from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares. Effective July 30, 2003 the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Effective September 30, 2016, the Fund issued a new class of shares, Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	17

independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2018, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$6,519,419,086	$6,519,419,086	$—	$—
Total Money Market Fund	286,559,266	286,559,266	—	—
Total Investments	$6,805,978,352	$6,805,978,352	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the year ended November 30, 2018 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2018. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

18	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class J	six months ended Nov. 30, 2018 (Unaudited)	year ended May 31, 2018
Shares sold	4,249,820	6,916,189
Shares issued in reinvestment of dividends	228,478	1,839,471
Shares redeemed	(5,904,328)	(14,534,746)
Net decrease	(1,426,030)	(5,779,086)
Shares outstanding:
Beginning of period	54,189,662	59,968,748
End of period	52,763,632	54,189,662

Class R	six months ended Nov. 30, 2018 (Unaudited)	year ended May 31, 2018
Shares sold	50,236	247,836
Shares issued in reinvestment of dividends	1,584	20,824
Shares redeemed	(112,842)	(236,737)
Net increase (decrease)	(61,022)	31,923
Shares outstanding:
Beginning of period	663,473	631,550
End of period	602,451	663,473

Class I	six months ended Nov. 30, 2018 (Unaudited)	year ended May 31, 2018
Shares sold	7,562,825	12,998,023
Shares issued in reinvestment of dividends	339,336	2,256,807
Shares redeemed	(11,407,578)	(17,387,620)
Net decrease	(3,505,417)	(2,132,790)
Shares outstanding:
Beginning of period	68,101,422	70,234,212
End of period	64,596,005	68,101,422

Class Y	six months ended Nov. 30, 2018 (Unaudited)	year ended May 31, 2018
Shares sold	3,782,820	2,895,833
Shares issued in reinvestment of dividends	60,674	355,721
Shares redeemed	(1,143,132)	(2,192,051)
Net increase	2,700,362	1,059,503
Shares outstanding:
Beginning of period	11,203,465	10,143,962
End of period	13,903,827	11,203,465

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the period ended November 30, 2018, were $137,337,710 and $290,597,430, respectively.

4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $67,221,763 and $66,684,106 paid during the years ended May 31, 2018 and 2017, respectively, were classified as ordinary income for tax purposes. The distributions of $150,160,422 and $184,625,766 paid during the years ended May 31, 2018 and 2017, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2018, accumulated net realized gain decreased by $26,514,797 and capital stock increased by $26,514,797. The permanent difference relates to tax equalization.

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	3,470,646,724
Gross unrealized appreciation	2,970,777,929
Gross unrealized depreciation	(16,803,331)
Net unrealized appreciation	2,953,974,598
Undistributed ordinary income	14,808,945
Undistributed long-term capital gain	280,610,651
Total distributable earnings	295,419,596
Other accumulated gains	—
Total accumulated gains	3,249,394,194

At May 31, 2018, the Fund had total tax basis capital losses of $0.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	19

On December 7, 2018, The Fund declared and paid a distribution from ordinary income of $6,315,812, $10,163,238, $38,798, and $2,300,389 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 6, 2018.

On December 7, 2018, The Fund declared and paid a short-term capital gain of $415,240, $511,846, $4,745, and $109,530 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 6, 2018.

On December 7, 2018, The Fund declared and paid a long-term capital gain of $208,944,217, $257,555,598, $2,387,600, and $55,114,240 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 6, 2018.

5. Line of Credit

The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 15, 2019. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2018, the rate on the Fund’s line of credit was 4.25%. The Fund did not borrow on the line of credit during the period ended November 30, 2018.

6. Investment Advisory Agreement

The Fund is a party to an Investment Advisory and Service Contract with the Investment Adviser. The Fund’s shareholders approved the new Investment Advisory and Service Contract with the Investment Adviser, which became effective on February 28, 2018. Pursuant to the terms of the Investment Advisory and Service Contract approved by Fund shareholders, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the six months ended November 30, 2018 was 0.06% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the six months ended November 30, 2018 was 0.18% on an annualized basis.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2018, Charles Schwab & Co., Inc., for the benefit of its customers, held 47.49% of the outstanding shares of the Class J share class. At November 30, 2018, Edward D. Jones and Co., for the benefit of its customers, held 28.35% of the outstanding shares of the Class I share class. At November 30, 2018, Great-West Trust Company LLC and Great-West Life & Annuity for the benefit of its customers, held 39.16% and 28.44%, respectively, of the outstanding shares of the Class R share class. At November 30, 2018, Pershing LLC, for the benefit of its customers, held 27.01% of the outstanding shares of the Class Y share class.

20	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

9. Recent Accounting Pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	21

Expense Example - November 30, 2018 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2018 - November 30, 2018).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

22	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period* June 1, 2018 – November 30, 2018
Actual	$1,000.00	$1,084.10	$4.49
Hypothetical (5% annual return before expenses)	1,000.00	1,020.76	4.36
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period* June 1, 2018 – November 30, 2018
Actual	$1,000.00	$1,082.00	$6.47
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.28
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period* June 1, 2018 – November 30, 2018
Actual	$1,000.00	$1,085.50	$3.19
Hypothetical (5% annual return before expenses)	1,000.00	1,022.01	3.09
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class Y	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period* June 1, 2018 – November 30, 2018
Actual	$1,000.00	$1,085.70	$2.88
Hypothetical (5% annual return before expenses)	1,000.00	1,022.31	2.79
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	23

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Investment Advisory and Service Contract with the Investment Adviser (the “Agreement”), the Fund’s Board of Directors (the “Board”) including the Fund’s independent directors (“Independent Directors”) conducted the review and made the determinations that are described below. During its deliberations, the Board requested from Jensen Investment Management, Inc. (the “Investment Adviser”), and the Investment Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Agreement. The Agreement was approved by the Fund’s shareholders at a Special Meeting of the Fund’s shareholders on November 15, 2017. The term of the Agreement commenced on February 28, 2018 and will continue until July 31, 2019 unless terminated earlier in accordance with its terms.

The entire Board first met on January 17, 2017 to consider the planned retirement of Mr. Zagunis and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations, including the approval of a new investment advisory and service contract by the Board and the Fund’s shareholders. The entire Board met again on April 18, 2017 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. Prior to the April 18, 2017 meeting, the Independent Directors conferred separately with their legal counsel. Prior to this Meeting, the Independent Directors again met with their legal counsel to consider the additional information provided by the Adviser to evaluate both the Existing Agreement and the New Agreement.

The Board considered the various materials included in both the April 18, 2017 Board meeting materials and the materials presented at this Meeting. The Adviser confirmed that it had provided all information reasonably necessary for the Board to evaluate the Existing Agreement and the New Agreement. At the Meeting, a discussion ensued on the advisory fee payable under the both the Existing Agreement and the New Agreement and the factors described in the memorandum prepared by Fund counsel included in the April 18, 2017 Board meeting materials. During the Meeting and the April 18, 2017 Board meeting, the Board, including the Independent Directors, evaluated those and other factors, acknowledging that not any single factor was controlling and not every factor was given the same weight by each Director, and reached the conclusions described below, among others.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plan, its organizational and ownership structure, including proposed changes in the Adviser’s ownership and management, and the composition of its investment committee, which makes all investment decisions for the Fund, and the potential impact of changes in Adviser personnel and ownership on both the Fund and the Adviser. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500 Index and the Fund’s rankings and ratings in the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories, respectively, for certain periods ending February 28, 2017. The Board noted the Fund’s underperformance (for both Class J Shares and Class I Shares) compared to its index for the one-, three-, five-, and 15-year periods, and the Fund’s outperformance (for both Class J Shares and Class I Shares) compared to its index for the ten-year period. The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that the Fund’s overall rating was 5 Stars (out of a possible 5 Stars) for Class I Shares and 4 Stars for Class J and Class R Shares. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, since the peak of the last bull market (October 9, 2007) through February 28, 2017, the Fund’s average annual return was 7.59% compared to 6.79% for the S&P 500 Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

24	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category and a more-focused peer group of retail class shares of actively managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.493% continued to be below the median and the average for its Morningstar category (large cap growth funds between $3 billion and $9 billion in assets), including actively managed retail class funds and actively managed institutional class funds. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of institutional separate account clients, the Adviser typically charges its separate accounts a minimum fee of 0.50% for individual investors and 0.45% for institutional investors, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board observed that the Fund’s annual expense ratio (for Class J Shares) was higher than the average and median of actively managed retail class funds with comparable assets in its Morningstar category, and higher than the average of such funds in its Lipper category. However, the Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I Shares, the Board observed, the expense ratio was below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the expense ratio for the Class J Shares had declined from 92 basis points in 2010 to 87 basis points in May 2017, principally due to the effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets. The Board also confirmed that the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2016 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers. Even after adjustments for certain compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was significantly higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis, but was within the range when comparing the Adviser’s overall pre-tax profit margins against such other advisers on both a pre-marketing and post-marketing basis. It was noted that the Adviser’s adjustment to its compensation expense was made to take into account differences between the compensation program of the Adviser and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Existing Agreement and the New Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board also considered the Adviser’s projected profitability for 2017 from the Fund using the same analysis and methodology used to assess the Adviser’s 2016 profitability and found no meaningful difference between 2016 profitability from the Fund and the profitability projected for 2017 from the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund by fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	25

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.87% for the fiscal year ended May 31, 2017, despite the addition of sub-transfer agency expenses beginning in 2010. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also observed that, with net asset levels over $4 billion during the entire fiscal year, Fund shareholders were realizing the benefit of the first fee breakpoint. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level. Based on the data presented, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed another mutual fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

2. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2018 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2018 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2018.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 1.70% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.025% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

3. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None

Robert E. Harold The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000 and Chairman since July 2015.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015-present); Director of Laika, Inc., an animation studio (2002 – present).

Thomas L. Thomsen, Jr. The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002 – present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999- 2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present); Finance Faculty, Oregon Executive MBA, University of Oregon (1989 – 2012).	1	None

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	27

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	1	Jensen Investment Management, Inc. (since February 2007)

28	The Jensen Quality Growth Fund, Inc.	Semi-Annual Report

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Robert D. McIver* SEE ABOVE

Brian S. Ferrie* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Vice President, Treasurer and Director (February 2007 – present), Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012), and Director of Finance and Chief Compliance Officer (2003 – February 2007) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group LLC (1994 – 2001).	N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).	N/A	Trustee of the Oregon State University Foundation (2008-present)

Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001-present).	N/A	N/A

Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Vice President and Secretary	1 Year Term; Served since January 2018.	Vice President and Secretary (January 2018- present), Secretary, General Counsel, Chief Compliance Officer (2012- present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A
*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Adviser and owns securities of the Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he owns securities of the Adviser.

Semi-Annual Report	The Jensen Quality Growth Fund, Inc.	29

JN-SEMIQG

Jensen Quality Growth Fund

Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 300
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Quality Growth Fund Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/6/2019

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	2/6/2019

* Print the name and title of each signing officer under his or her signature.

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